UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

January 9, 2009

bebe stores, inc.

(Exact name of registrant as specified in its charter)

California	0-24395	94-2450490
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

400 Valley Drive

Brisbane, CA 94005

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(415) 715-3900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of  Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)   On January 9, 2009, Gregory Scott departed as Chief Executive Officer and member of our Board of Directors (the “Board”).  On the same date Manny Mashouf, our founder and Chairman of the Board, assumed the responsibilities of Chief Executive Officer and Cynthia Cohen was appointed as the Board’s lead independent director.

On January 12, 2009, the annual base of Walter Parks, the Company’s Chief Operating Officer and Chief Financial Officer, was increased to $450,000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 15, 2009

bebe stores, inc.

/s/ Walter Parks

Walter Parks, Chief Operating Officer and Chief Financial Officer